UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2015

GRAYBAR ELECTRIC COMPANY, INC.
(Exact Name of Registrant as specified in Charter)

New York (State or other jurisdiction of incorporation)	000-00255 (Commission File Number)	13-0794380 (I.R.S. Employer Identification No.)

34 North Meramec Avenue St. Louis, MO 63105 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)       On March 12, 2015, the Board of Directors of Graybar Electric Company, Inc. (“Graybar” or the “Company”) amended its by-laws to: (i) clarify that the Board may act by electronic transmission, such as email; (ii) declare that shares of common stock of the Company shall only be issued in uncertificated form after March 12, 2015; and (iii) provide that specified New York courts are the sole and exclusive forum for adjudication of certain disputes, unless the Company consents to an alternative forum.

Item 9.01       Financial Statements and Exhibits.

(d)          Exhibits.

(3)(ii)   By-Laws of Graybar Electric Company, Inc., as amended as of March 12, 2015.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            GRAYBAR ELECTRIC COMPANY, INC.

Date:   March 12, 2015                       By:        /s/ M. W. Geekie

                                                            Matthew W. Geekie

Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3(ii)	By-Laws of Graybar Electric Company, Inc., as amended as of March 12, 2015